Loomis Sayles Small/Mid Cap Growth Fund

Supplement dated October 1, 2019 to the Prospectus and Statement of Additional Information (the “SAI”) of the Loomis Sayles Small/Mid Cap Growth Fund (the “Fund”), each dated February 1, 2019, as may be revised and supplemented from time to time.

Effective immediately, the Fund is offered through a separate prospectus and SAI, and can no longer be purchased, exchanged or redeemed through the prospectus or SAI referenced above. The Fund’s current prospectus and SAI, each dated October 1, 2019, can be found by visiting the Fund’s website at im.natixis.com.